THE MANAGERS FUNDS

MANAGERS MONEY MARKET FUND

Supplement dated October 17, 2008

to the Prospectus dated April 1, 2008 (as supplemented May 16, 2008, September 12, 2008,

September 15, 2008 and October 8, 2008)

The following information supplements and supersedes any information to the contrary relating to Managers Money Market Fund (the “Fund”), contained in the Fund’s Prospectus dated April 1, 2008, as supplemented May 16, 2008, September 12, 2008, September 15, 2008 and October 8, 2008 (the “Prospectus”).

In response to extraordinary market conditions, effective at the close of the market on Tuesday, September 30, 2008, the Fund took a temporary defensive position. Although not required to do so, while the Fund maintained a temporary defensive position, Managers Investment Group LLC (“Managers”) determined to maintain the Fund’s daily yield at 2.26% or higher. Effective as of the close of business October 17, 2008, the Fund ended its temporary defensive position, and is investing all of its investable assets in the Capital Shares of the JPMorgan Liquid Assets Money Market Fund. Managers has determined that it is no longer necessary to maintain its voluntary support of the Fund’s yield, and going forward the Fund’s yield will be based on the effective yield of the JPMorgan Liquid Assets Money Market Fund as described in the Prospectus.

The Fund has applied to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). To the extent provided by the U.S. Treasury and U.S. Congress, the Program protects against loss the shares of money market fund investors as of September 19, 2008. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program. Please see the Supplement filed October 8, 2008 for additional information.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE